UPHOLDINGS™ Compound Kings® ETF
Schedule of Investments
December 31, 2022 (Unaudited)

Shares		Value
COMMON STOCKS - 100.0%
Application Software - 24.4%
1,197	Adobe, Inc. (a)	$402,826
1,792	Autodesk, Inc. (a)	334,871
5,676	Datadog, Inc. - Class A (a)	417,186
14,498	Dropbox, Inc. - Class A (a)	324,465
451	Fair Isaac Corp. (a)	269,959
		1,749,307
Data Processing & Outsourced Services - 20.4%
45,105	Adyen N.V. ADR (a)(b)	622,449
971	Mastercard, Inc. - Class A	337,646
2,442	Visa, Inc. - Class A	507,350
		1,467,445
Financial Exchanges & Data - 9.8%
1,117	Moody's Corp.	311,218
378	MSCI, Inc.	175,834
656	S&P Global, Inc.	219,721
		706,773
Health Care Supplies - 3.7%
1,274	Align Technology, Inc. (a)	268,687

Hotels, Resorts & Cruise Lines - 1.0%
791	Airbnb, Inc. - Class A (a)	67,630

Interactive Media & Services - 19.6%
5,981	Alphabet, Inc. - Class A (a)	527,704
4,526	Meta Platforms, Inc. - Class A (a)	544,659
13,825	Pinterest, Inc. - Class A (a)	335,671
		1,408,034
Internet & Direct Marketing Retail - 7.9%
3,058	Amazon.com, Inc. (a)	256,872
2,592	Etsy, Inc. (a)	310,470
		567,342
Internet Services & Infrastructure - 1.1%
545	Snowflake, Inc. - Class A (a)	78,229

Systems Software - 9.8%
1,296	Microsoft Corp.	310,807
1,004	ServiceNow, Inc. (a)	389,823
		700,630
Technology Hardware, Storage & Peripherals - 2.3%
1,263	Apple, Inc.	164,102
	TOTAL COMMON STOCKS (Cost $8,688,804)	7,178,179

UPHOLDINGS™ Compound Kings® ETF
Schedule of Investments (Continued)
December 31, 2022 (Unaudited)

Principal Amount		Value
SHORT TERM INVESTMENTS - 0.1%
Money Market Deposit Account - 0.1%
8,191	U.S. Bank Money Market Deposit Account, 3.90% (c)	$8,191
	TOTAL SHORT TERM INVESTMENTS (Cost $8,191)	8,191

	TOTAL INVESTMENTS (Cost $8,696,995) - 100.1%	7,186,370
	Other Liabilities in Excess of Assets - (0.1%)	(3,717)
	TOTAL NET ASSETS - 100.0%	$7,182,653

Percentages are stated as a percent of net assets.
ADR - American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of December 31, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

UPHOLDINGS™ COMPOUND KINGS® ETF

SIGNIFICANT ACCOUNTING POLICIES

Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2022, the Fund did not hold any securities valued by an investment committee.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

UPHOLDINGS™ COMPOUND KINGS® ETF

The following is a summary of the fair value classification of the Fund’s investments as of December 31, 2022:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
UPHOLDINGS™ Compound Kings® ETF
Assets*
Common Stocks	$7,178,179	$-	$-	$7,178,179
U.S. Bank Money Market Deposit Account	8,191	-	-	$8,191
Total Investments in Securities	$7,186,370	$-	$-	$7,186,370

*	For further detail on each asset class, see the Schedule of Investments

During the fiscal period ended December 31, 2022, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

4